CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Next 1 Interactive, Inc., on Form 10-K for the year ended February 28, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, Richard Sokolowski, Principal Financial Officer of Next 1 Interactive, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended February 28, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K for the year ended February 28, 2010, fairly presents, in all material respects, the financial condition and results of operations of Next 1 Interactive, Inc.

Date: June 8, 2010	/s/ Richard Sokolowski
Richard Sokolowski
Principal Financial Officer